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                                                                    EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90722) of our report dated March 25, 1998 appearing on page 4 of the Annual Report on Form 11-K of the Aviall, Inc. Employee Stock Purchase Plan for the year ended December 31, 1997.



/s/ Price Waterhouse LLP
----------------------------
Price Waterhouse LLP

Dallas, Texas
March 27, 1998



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